NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED (THE  “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

WARRANT
TO PURCHASE SHARES OF COMMON STOCK

Initial Holder:	Original Issue Date: December __, 2010
No. of Shares Subject to Warrant: ____
Exercise Price Per Share: $2.40
Expiration Time: 5:00 p.m., New York time, on December , 2013 (subject to acceleration as provided herein)

Weikang Bio-Technology Group Company, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to the number of shares of its common stock shown above (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above (as may be adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or after the Original Issue Date shown above and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:

This Warrant is being issued pursuant to an engagement letter, dated September 30, 2010, by and between the Company and the Initial Holder (the “Engagement Letter”).

1.          Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Subscription Agreement dated December __, 2010, by and between the Company and certain investors (the “Subscription Agreement”).

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2.          List of Warrant Holders.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time).  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.          List of Transfers; Restrictions on Transfer. Subject to the restrictions on transfer contained herein, the Company shall register any transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

4.          Exercise and Duration of Warrant.

(a)          All or any part of this Warrant shall be exercisable by the registered Holder in the manner permitted by Section 10 of this Warrant and as set forth below at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. At the Expiration Time, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.

(b)           The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised.  The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, but if it is not so delivered, then such exercise shall constitute an undertaking by the Holder to deliver the original Warrant to the Company as soon as practicable thereafter.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares hereof shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)            Notwithstanding anything contained herein to the contrary, if, after the Original Issue Date, there is no effective registration statement covering the Warrant Shares within the time frames set forth in the Confidential Private Placement Memorandum dated November 5, 2010, as supplemented thereto, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

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Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

(d)            The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

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5.            Delivery of Warrant Shares.

(a)           Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Business Days after the Exercise Date) issue or cause to be issued and cause to be delivered to and in such name or names as the Holder may designate (subject to the restrictions on transfer contained herein), a certificate for the Warrant Shares issuable upon such exercise.  “Business Day” shall mean any day other than a week-end or United States national holiday or other day on which banks in New York City are not open to the public for the regular conduct of business. The Holder, or any person or entity permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.  The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust and Clearing Corporation.  If as of the time of exercise, the Warrant Shares constitute restricted or control securities, the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.

(b)          To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c)           If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (either physical or electronic) representing the Warrant Shares pursuant to the terms hereof by the applicable delivery date, then, the Holder will have the right to rescind such exercise prior to the issuance of the Warrant Shares provided that the Holder or transferee did not receive any benefit as a holder of the Warrant Shares.

6.            Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

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7.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs, including the cost of an indemnity bond as the transfer agent may require. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant, to the extent reasonably practicable, to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.           Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons or entities other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.           Certain Adjustments; Termination Under Certain Circumstances. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend on its Common Stock or makes a stock distribution with respect to its Common Stock, (ii) subdivides or splits outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares or otherwise effects a reverse split, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

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(b)          Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration: (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset besides cash (in each case, “Distributed Property”), then either upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution or, at the option of the Company, concurrently with such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

(c)           Issuance of Additional Shares of Common Stock.  For the period commencing on the Original Issue Date and ending on the three (3) year anniversary of the Original Issue Date, in the event the Issuer shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (b) of this Section 9), at a price per share less than $2.40, then the Warrant Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such Additional Shares of Common Stock. As used herein, “Additional Shares of Common Stock” means all shares of Common Stock issued by the Company after the Original Issue Date, except for those shares of Common Stock issued by the Company in connection with: (i) a Fundamental Transaction, as defined in Section 9(d) below, (ii) securities issued pursuant to a bona fide firm underwritten public offering of the Company’s securities, (iii) securities issued pursuant to the exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Subscription Agreements or issued pursuant to the Subscription Agreements (so long as the exercise price in such securities are not amended to lower such price and/or adversely affect the Holder), (iv) the Warrant Shares, (v) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (vi) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company’s equity incentive plans outstanding as they exist on the date of the Subscription Agreements, (vii) the issuance or grants of options to purchase Common Stock to employees, officers or directors of the Issuer pursuant to any equity incentive plan duly adopted by the Board or a committee thereof established for such purpose.

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(d)          Fundamental Transactions. As used herein, “Fundamental Transaction” means at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company into another person or entity, in which the shareholders of the Company immediately prior to the transaction own immediately after the transaction less than a majority of the outstanding stock of the successor entity, or its parent if applicable, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer approved or authorized by the Company’s Board of Directors is completed pursuant to which holders of at least a majority of the outstanding Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification or recombination or similar action of or with respect to the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.  In the event of a Fundamental Transaction pursuant to which the securities, cash or property issuable with respect to the outstanding Common Stock consist solely of cash and/or securities traded on a national securities exchange or an established over-the-counter market (the “Alternate Consideration”), this Warrant shall expire immediately prior to the closing or effective time of the Fundamental Transaction and the Holder of this Warrant shall receive the amount by which the Alternate Consideration per share of Common Stock exceeds the Exercise Price per share (the “Warrant Buyout Payment”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, the Warrant Buyout Payment in accordance with the foregoing provisions.  If the value of the Alternate Consideration shall be less than the Exercise Price, the Warrants shall terminate on the closing date or the effective time of the Fundamental Transaction and no payment shall be due to the Holder in respect of this Warrant. In the event of a Fundamental Transaction in which the consideration does not entirely consist of the Alternate Consideration, the Company (or the successor entity) shall purchase this Warrant from the Holder by paying to the Holder, within ten (10) Business Days after the closing of such Fundamental Transaction cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction determined as of the day immediately following the public announcement of the applicable Fundamental Transaction.  For purposes hereof, the term “Black Scholes Value” means value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) if applicable, the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Expiration Time.

(e)           Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f)           Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

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(g)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, in good faith, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent for the Common Stock.

(h)          Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash (other than a dividend payable out of current earnings), securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary to all holders of Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least ten (10) Business Days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all reasonable steps to give Holder the practical opportunity to exercise this Warrant prior to such time; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.          Payment of Exercise Price. The Holder shall pay the Exercise Price by delivery to the Company (to an account of the Company specified in writing to the Holder promptly following the Company’s receipt of an Exercise Notice) of immediately available funds by wire transfer.

11.           No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable trading market on the Exercise Date.

12.          Notices.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in Section 11(f) of the Subscription Agreement, including by e-mail.

13.           Miscellaneous.

(a)           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

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(b)          All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (whether brought against a party hereto or its respective affiliates, employees or agents) shall be adjudicated in accordance with the provisions set forth in Section 4.7 of the Engagement Letter.

(c)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)           Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(f)           No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By:
Name:	Yin Wang
Title	Chief Executive Officer

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WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

EXERCISE NOTICE

WARRANT ORIGINALLY ISSUED DECEMBER __, 2010

Ladies and Gentlemen:

(1)           The undersigned hereby elects to exercise the above-referenced Warrant with respect to                shares of Common Stock.  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The Holder shall pay the sum of $ ______________ to the Company in accordance with the terms of the Warrant.

(4)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant.

Dated:	HOLDER:

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By:

Title:

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WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

WARRANT ORIGINALLY ISSUED DECEMBER __, 2010

FORM OF ASSIGNMENT
To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the right represented by the within Warrant to purchase _________________ shares of Common Stock to which the within Warrant relates and appoints __________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	TRANSFEROR:

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By:

Title:

TRANSFEREE:

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By:

Title:
WITNESS:
Address of Transferee:

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